Sanford C. Bernstein Strategic Decisions Conference 2012 May 31, 2012 Exhibit 99

Disclaimer
This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform
Act giving the Company's expectations or predictions of future financial or business performance or conditions.
Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend,"
"target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will,"
"would," "should," "could" or "may," or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth;
changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services;
customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

CANADA
Toronto
Rochester
Buffalo
Syracuse
NEW YORK
Albany
PENNSYLVANIA
Pittsburgh
Harrisburg
Philadelphia
Wilmington
Baltimore
VIRGINIA
Richmond
N
0
50
100
MILES

- M&T Retail Branch
- M&T Commercial Office
- Footprint
- Major Roadway

M&T Bank

Top 20 US-based full-service commercial
bank holding company by assets and Top 15
by market cap
Founded in 1856
$79 billion total assets
761 domestic branches and more than 2,000
ATMs
15,479 employees located in New York,
Maryland, Pennsylvania, Washington, D.C.,
Virginia, West Virginia and Delaware
Over 2 million consumer/retail household
customers
208,000 commercial customers
M&T Bank Corporate Profile
As of 03/31/12

Most honored bank in 2011 Greenwich Excellence Awards for Small Business Banking:
12 national awards and 2 regional awards
Highest number of awards among all 750 banks rated by business customers
Received the highest possible Community Reinvestment Act (CRA) rating on every exam since 1982
M&T Charitable Foundation has contributed over $147 million to not-for-profit organizations in its communities over the past 10 years
Contributed $40 million to M&T Charitable Foundation in 2011
More than 3,000 M&T employees volunteer with
5,100 different not-for-profit organizations
Strong long-term returns for shareholders
Customers, Communities & Shareholders

Strong Presence In Our Communities
#1 Small Business Administration
Lender in:
Baltimore
Binghamton
Buffalo
Philadelphia
Rochester
Syracuse
Washington, DC
Wilmington
Ranked 6
th
Nationally
Ranked 3
rd
in Eastern U.S.
#1 market share for lead bank
relationships
among middle market clients in:
(1)
Baltimore
Binghamton
Buffalo
Harrisburg
Northern Pennsylvania
Rochester
Syracuse
State of Maryland overall
State of Delaware overall
(1) Independent 3 party market research
(2) Reflects in-market deposits only
#1 or #2 deposit market share
in 8 of top 10 communities:
#2 in Baltimore
#1 in Binghamton
#1 in Buffalo
#2 in Harrisburg
#2 in Rochester
#1 in Syracuse
#1 Wilmington / State of Delaware
(2)
#1 in York
We lend in the markets where we live and work to people and enterprises whom we know rd

GAAP Earnings
2006 2007 2008 2009 2010 2011
1Q12
Net Income ($MM) 839 654 556 380 736 859 206
EPS ($ per share) 7.37 5.95 5.01 2.89 5.69 6.35 1.50
Net Operating Earnings
Net Operating Income ($MM) 881 704 599 455 755 884 218
Net Operating EPS ($ per share) 7.73 6.40 5.39 3.54 5.84 6.55 1.59
Earnings Summary
Net Operating Income and Net Operating EPS are non-GAAP financial measures (Excludes merger-related gains and expenses and amortization expense associated with intangible assets ).  Refer to the Appendix for a reconciliation between these measures and GAAP

Strong
credit
through
crisis
Focused
on returns
Consistent
capital
generation
(1) The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the appendix.  The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues
(excluding gains or losses from securities transactions and merger-related gains).
(2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
Key Measures
2006 2007 2008 2009 2010 2011 1Q12
Net Interest Margin 3.70%
3.60% 3.38% 3.49% 3.84% 3.73% 3.69%
Efficiency Ratio - Tangible
(1)
51.51%
52.77% 54.35% 56.50% 53.71% 60.43% 61.09%
Pre-tax, Pre-provision Earnings ($MM)
(1)
1,312
1,156 1,152 1,123 1,461 1,495 357
Allowance to Loans (As At) 1.51%
1.58% 1.61% 1.69% 1.74% 1.51% 1.49%
Net Charge-Offs to Loans 0.16%
0.26% 0.78% 1.01% 0.67% 0.47% 0.32%
Net Operating Return on
Tangible Assets
(2)
1.67% 1.27% 0.97% 0.71% 1.17% 1.26%
1.18%
Tangible Common Equity
(2)
29.55% 22.58% 19.63% 13.42% 18.95% 17.96%
16.79%
Common Equity to Assets - Tangible 5.84%
5.01% 4.59% 5.13% 6.19% 6.40% 6.51%
Tier 1 Common Capital Ratio
6.42% 5.62% 6.08% 5.66% 6.51% 6.86% 7.04%
Tier 1 Capital Ratio 7.74%
6.84% 8.83% 8.59% 9.47% 9.68% 9.85%
Total Capital Ratio 11.78%
11.18% 12.83% 12.30% 13.08% 13.26% 13.43%
Leverage Ratio
7.20% 6.59% 8.35% 8.43% 9.33% 9.28% 9.53%
TBV per Share
28.57 27.98 25.94 28.27 33.26 37.79 38.89
Superior
pre-credit
earnings

Efficiency Ratio
M&T’s Philosophy: Efficiently Delivering Banking Services
52.25%
60.43%
61.09%
56.28%
64.33%
65.02%
45%
50%
55%
60%
65%
70%
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 1Q12
MTB Peer Median
Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, merger-related expenses and other non-recurring expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and merger-related gains).  The Efficiency Ratio is a non-GAAP measure.  See Appendix for a reconciliation to GAAP measures.
2011 & 1Q12 results influenced by Wilmington Trust

51.5%
60.4%
46.0%
48.0%
50.0%
52.0%
54.0%
56.0%
58.0%
60.0%
62.0%
MTB Efficiency
Ratio - 2006
Elevated Credit
Cycle Expenses
Higher FDIC
Expenses
Lower Revenue
from Reg E &
Durbin
Wilmington Trust
Impact
MTB Efficiency
Ratio - 2011
Drivers of Increase in Efficiency Ratio 2006 - 2011
Estimated Drivers of M&T’s Increased Efficiency Ratio: 2006 - 2011
1.5 – 2.0%
2.5 – 3.0%
1.0 – 1.5%
2.5 – 3.0%
Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, merger-related expenses and other non-recurring expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and merger-related gains).

M&T’s Community Lending – Granular Loan Portfolio
Source: M&T Bank Corporation 2011 10-K
Key attributes: many small loans and moderate risk geography
Dollars in Billions
Total Commercial & Industrial $4.1 $4.1 $6.3 $0.9 $0.2 $0.1 $15.7
Percent by Size
26% 26% 40% 6% 1% 1% 100%
Total Commercial Real Estate $3.7 $7.8 $9.8 $1.7 $1.2 $0.2 $24.4
Percent by Size
15% 32% 40% 7% 5% 1% 100%
Total Commercial Loans $7.8 $11.9 $16.1 $2.7 $1.4 $0.3 $40.1
Percent by Size 19% 30% 40% 7% 4% 1% 100%
Cumulative Percent by Size
19% 49% 89% 96% 99% 100%
Total Commercial Loans - $40.1 Billion
At December 31, 2011
Commercial Loan Granularity
$0-1 $1-5 $5-30 $30-50 $50-100 $100+
Million Million Million Million Million Million Totals

Relative Loss Rate (1)
BBT CMA COF FITB HBAN KEY MTB PNC RF SNV STI ZION BAC C JPM USB WFC
1991 39% 38% NA 60% 40% 57% 61% 95% 22% 39% 61% 82% 159% NA 230% 74% 60%
1992 40% 52% NA 62% 59% 81% 68% 99% 28% 64% 55% 40% 94% NA 154% 100% 62%
1993 28% 54% NA 45% 43% 65% 76% 95% 32% 58% 60% (36%) 60% NA 187% 92% 84%
1994 35% 56% NA 68% 56% 56% 55% 81% 54% 92% 57% 46% 69% NA 265% 85% 113%
1995 71% 79% NA 69% 74% 50% 70% 100% 52% 96% 64% 27% 82% NA 119% 71% 137%
1996 96% 76% NA 112% 91% 81% 101% 77% 51% 77% 77% 41% 93% NA 101% 73% 142%
1997 118% 75% NA 121% 100% 107% 111% 87% 81% 83% 61% 79% 102% NA 67% 137% 172%
1998 76% 65% NA 127% 90% 95% 95% 125% 100% 79% 91% 81% 164% NA 96% 94% 338%
1999 75% 58% NA 107% 75% 88% 85% 58% 113% 62% 79% 93% 101% 107% 119% 122% 127%
2000 60% 40% NA 48% 70% 98% 43% 51% 90% 45% 35% 90% 100%
Bernstein bank analysis of Relative Loss Rates –
Focused on Long Term Underwriting Trends
Source: FDIC and Sanford Bernstein.
(1) Expected loss rates for each period are calculated by multiplying each bank's loan concentration by type by the actual industry-wide loss rate by type.  Dividing each bank's actual NCO rate by the expected loss rate yields the bank's relative loss rate.
JPM, PNC and WFC 2009 and 2010 results affected by recent acquisitions of WaMu, National City, Wachovia, respectively.
148% 86% 122% 111%
2001 65% 46% NA 70% 103% 112% 53% 298% 81% 38% 46% 43% 111% 114% 85% 128% 98%
2002 67% 96% NA 44% 121% 118% 59% 56% 62% 38% 62% 53% 87% 116% 117% 90% 81%
2003 71% 102% NA 74% 106% 106% 44% 76% 71% 62% 52% 69% 82% 113% 85% 100% 79%
2004 94% 139% NA 91% 93% 149% 58% 71% 128% 92% 53% 74% 89% 125% 100% 91% 103%
2005 92% 121% 136% 112% 118% 135% 62% 20% 130% 151% 56% 56% 119% 137% 84% 86% 135%
2006 98% 61% 171% 123% 117% 78% 62% 103% 144% 147% 72% 80% 116% 155% 80% 76% 144%
2007 77% 75% 147% 98% 332% 70% 56% 67% 75% 124% 67% 47% 94% 141% 87% 67% 129%
2008 63% 90% 166% 228% 156% 130% 69% 60% 132% 121% 94% 81% 105% 144% 98% 70% 134%
2009 67% 82% 133% 116% 165% 140% 46% 65% 101% 188% 104% 118% 107% 155% 109% 69% 83%
2010 103% 70% 117% 128% 115% 138% 33% 85% 155% 219% 115% 117% 105% 145% 107% 79% 97%
2011 108% 76% 95% 104% 85% 95% 36% 79% 181% 183% 125% 97% 108% 157% 88% 83% 96%
2008Q1 58% 141% 182% 133% 59% 74% 49% 66% 67% 127% 100% 78% 93% 135% 107% 63% 128%
2008Q2 54% 98% 168% 127% 58% 240% 77% 56% 80% 82% 81% 64% 97% 135% 98% 65% 100%
2008Q3 63% 86% 162% 145% 62% 107% 64% 51% 130% 101% 83% 74% 97% 132% 103% 70% 112%
2008Q4 57% 60% 152% 355% 289% 89% 66% 59% 169% 129% 87% 84% 104% 152% 82% 65% 133%
2009Q1 77% 78% 142% 109% 185% 136% 48% 51% 92% 181% 96% 87% 108% 164% 94% 70% 72%
2009Q2 64% 89% 113% 104% 143% 115% 46% 71% 85% 170% 94% 133% 108% 154% 106% 63% 74%
2009Q3 60% 84% 115% 122% 148% 133% 43% 57% 114% 234% 118% 139% 116% 145% 114% 66% 85%
2009Q4 55% 72% 124% 106% 168% 151% 36% 68% 103% 147% 90% 92% 94% 153% 109% 63% 84%
2010Q1 68% 78% 106% 106% 111% 146% 32% 67% 137% 181% 114% 100% 102% 118% 108% 68% 94%
2010Q2 100% 69% 96% 91% 140% 140% 30% 91% 144% 267% 111% 118% 102% 125% 88% 77% 93%
2010Q3 143% 65% 105% 215% 97% 124% 35% 73% 178% 154% 114% 117% 93% 149% 93% 76% 95%
2010Q4 87% 59% 104% 83% 89% 102% 29% 99% 163% 255% 104% 126% 93% 150% 104% 73% 91%
2011Q1 90% 79% 98% 109% 109% 107% 38% 86% 154% 177% 120% 109% 98% 166% 88% 78% 94%
2011Q2 106% 83% 91% 98% 67% 85% 30% 74% 188% 202% 114% 93% 108% 153% 87% 82% 90%
2011Q3 108% 76% 79% 91% 71% 78% 29% 70% 193% 184% 120% 92% 116% 144% 75% 76% 90%
2011Q4 105% 58% 100% 86% 68% 77% 39% 64% 174% 158% 117% 87% 101% 151% 97% 75% 94%
Cycle Cumul. 80% 77% 117% 129% 136% 120% 42% 70% 133% 178% 103% 103% 101% 145% 98% 70% 95%
10-Yr Avg 83% 85% 131% 120% 137% 123% 47% 71% 126% 161% 95% 97% 102% 141% 99% 78% 101%
5-Yr Avg 84% 78% 126% 135% 146% 125% 45% 73% 135% 183% 107% 105% 105% 152% 101% 73% 101%
Median 71% 75% 136% 98% 93% 95% 61% 79% 81% 83% 62% 74% 101% 141% 100% 86% 111%
St Dev 25% 25% 27% 42% 61% 30% 21% 53% 44% 53% 23% 34% 25% 19% 51% 21% 58%

**MTB vs. Industry - absolute loss experience**

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
1.6% 1.3% 0.9% 0.5% 0.5% 0.6% 0.6% 0.7% 0.6% 0.7% 1.0% 1.1% 0.9% 0.6% 0.6% 0.4% 0.6% 1.3% 2.6% 2.7% 1.6%
0.8% 0.7% 0.5% 0.2% 0.2% 0.4% 0.4% 0.3% 0.3% 0.2% 0.3% 0.4% 0.3% 0.2% 0.2% 0.2% 0.3% 0.8% 1.0% 0.7% 0.5%

M&T Bank

Industry Aggregate NCOs and MTB Relative Loss Rate
Source: Regulatory Data per SNL.  Relative Loss Rate per Bernstein Research, with post-publication updates
61%  68%  76%  55%  70% 101% 111%  95%  85%  43%  53%  59%  44%  58%  62%  62%  56%  69%  44%  32%  34%
MTB Relative
Loss Rate
MTB vs. Industry - relative loss experience, after adjusting MTB loan mix to industry loan mix
Industry Aggregate Net Charge-off Ratio MTB Net Charge-off Ratio
Over the long-term, M&T recorded significantly less net charge-offs vs. the Industry

17.5%
16.0%
11.1%
10.3%
9.6%
9.3%
8.0%
7.8%
6.9%
6.0%
5.1%
3.1%
Peer Median
8.6%
Industry 9.6%
0%
5%
10%
15%
20%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Total Loans
9.3%
9.1%
8.7%
8.5%
7.5%
7.1%
4.8%
4.1%
4.0%
3.8%
2.8%
0.6%
Peer Median
5.9%
Industry 3.6%
0%
3%
6%
9%
12%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Comm. Real Estate
15.7%
11.0%
8.9%
8.5%
7.7%
6.7%
6.1%
5.0% 4.9%
4.5%
3.4%
2.9%
Peer Median
6.4%
Industry 6.0%
0%
5%
9%
14%
18%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Commercial & Industrial 36.5%
33.2%
29.9%
26.4%
21.3%
20.8%
19.8%
16.6%
15.7%
15.3%
10.2%
8.0%
Peer Median
20.3%
Industry 17.5%
0%
10%
20%
30%
40%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Construction
12.0%
11.2%
9.8%
8.7%
8.2%
5.5%
5.0%
4.7%
4.7% 4.4%
3.9%
2.7%
Peer Median
5.2%
Industry 6.8%
0%
3%
6%
9%
12%
15%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 MTB Peer 9 Peer 10 Peer 11
Residential Mortgage
26.4%
14.3%
9.8%
9.1%
7.3%
5.3%
5.2% 5.2%
4.5%
3.3%
3.3%
1.8%
Peer Median
5.3%
Industry 10.2%
0%
6%
12%
18%
24%
30%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
HELOC
Strong Underwriting Across All Portfolios
*Represents cumulative net credit losses from 3Q07 through 4Q11 as a percentage of average loans over that period.
Note: Industry data reflects an aggregate of commercial bank data per SNL.
Loss experience through the financial crisis 3Q07 – 4Q11*

M&T Ranks Lowest for Volatility in FDIC’s Core Earnings Metric
(1) Core Earnings Ratio per the FDIC.  Volatility calculated as the standard deviation of change in 4qtr core earnings / average 5qtr end of period assets (Core earnings = net income, excl. securities gain / loss  and extraordinary items).
        Source: Regulatory FR-Y9C reported data per SNL Financial.
Earnings Earnings
Negative Core Earnings
Large Cap Banks Volatility
(1)
Rank Volatility
(1)
Rank (# of Quarters)
MTB 2.8% 2 7.6% 1 0
USB 17.5% 13 9.1% 2 0
BBT 8.9% 11 14.0% 3 0
WFC 4.0% 6 17.6% 4 0
JPM 33.2% 14 41.3% 5 0
PNC 58.8% 15 44.2% 6 0
BAC 378.2% 16 78.0% 7 6
CMA 6.7% 9 135.6% 8 4
RF 2.5% 1 166.3% 9 11
COF NA NA 183.4% 10 3
SNV 3.8% 4 187.7% 11 14
STI 3.9% 5 200.4% 12 7
ZION 7.2% 10 212.9% 13 10
KEY 5.9% 8 345.2% 14 9
C 4.6% 7 412.1% 15 8
FITB 3.2% 3 683.4% 16 5
HBAN 9.2% 12 2791.4% 17 7
Large Cap Median 6.3% 166.3% 5
10 Years :
1991 - 2000
10 Years :
2001 - 2011
M&T has been a uniquely strong and stable performer, through good times and bad

Crisis Timeline
Tax Reform Act of 1986
Black Monday (Oct 1987)
Savings & Loan Crisis (1980s - early 1990s)
Asian Debt Crisis (1997)
Russian Bond Default (1998)
Bank Merger Mania - CITI Travelers (1998)
Glass-Steagall Repealed (1999)
Internet Bubble Busts (2000)
Sarbanes-Oxley Act (2002)
Iraq & Afghanistan Wars (2003)
Housing Bubble Peaks (2006)
Sub-Prime Mortgage Collapse (2007)
Global Financial Crisis (2008-2009)
Dodd-Frank Act (2010)
Recessions:
Jul '90 - Mar '91
Mar '01 - Nov'01
Dec '07 - Sept '09
East NY Savings Closed: Dec '87
Empire of America Announced, Closed: Sep '90
Goldome Announced, Closed: May '91
ONBAN Corp Announced: Oct '97 Closed: Apr '98
Keystone Financial Announced: May '00 Closed: Oct '00
Allfirst Financial Announced: Sep '02 Closed: Apr '03
Provident Bancshares Announced: Dec '08 Closed: May '09
Wilmington Trust Announced: Oct '10 Closed: May '11
8000%
7000%
6000%
5000%
4000%
3000%
2000%
1000%
0%
-1000%
5460%
728%
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
MTB
S&P 500

M&T Bank

15 M&T’s strength during economic crises has provided growth opportunities

M&T’s long-term superior profitability demonstrated:
Operating returns on Avg. Tangible Common Equity
26.0%
13.4%
18.9%
18.0%
21.1%
-12.0%
5.5%
10.9%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
MTB Peer Median
Operating Return on Avg. Tangible Common Equity = Operating Earnings divided by Avg. Tangible Common Equity.
Operating Earnings = Net Income Available to Common less Nonrecurring Revenue & Expense (as reported by SNL for Peer banks) and
Amortization Expense.
Avg. Tang Common Equity = Avg. Common Equity less Avg. Intangible Assets.

$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
17% Net Operating EPS CAGR
16% Dividend CAGR
6.55
5.84
2.80 2.80
1.59
0.70
1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q'12
Dividends
GAAP EPS
Impact of Amortization and Merger-related expenses

M&T Bank

Consistent Earnings & Dividends: 1983 – 1Q12
Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing.
Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GAAP
M&T maintained its dividend and experienced no losses through the recent crisis

For FY2012, expect NIM lower than FY2011’s 3.73%
Expect continued pressure to core NIM
2Q12 inflows of trust deposits will also impact NIM but not NII
Credit trends continue moderate improvement
Expect some lumpiness in credit metrics
Expect normal decline from 1Q12 seasonally high compensation expense
Remaining Wilmington Trust systems integration targeted for end of 2Q 2012
Outlook Consistent with Remarks on April earnings call

Strong Long-term Returns to Shareholders
Highest annual stock price appreciation among top 100 banks since 1983
19.3% annual total return since 1980
Highest total return among top 50 banks since 2000
$3,418 invested in M&T in 1980 would be worth $1 million today

Sanford C. Bernstein Strategic Decisions Conference 2012 May 31, 2012

21 Appendix

1    1983 Stock Prices Source: Compustat and/or SNL
Of the largest 100
banks operating in
1983, only 23 remain
today
Among the
remaining, M&T
ranks 1
st
in stock
price growth
M&T Bank Corporation… a solid investment
Stock
Closing Price at Return
4/30/2012 3/31/1983 CAGR
Rank Company Name Ticker ($)
($)
1
(%)
1 M&T Bank Corporation
MTB
86.27 1.34 15.4
2 State Street Corporation STT 46.22 1.06 13.9
3 U.S. Bancorp USB 32.17 0.92 13.0
4 Northern Trust Corporation NTRS 47.56 1.51 12.6
5 Wells Fargo & Company WFC 33.42 1.18 12.2
23 — — 2.6
Median — — 7.8
MTB Price @ Median Growth Rate 11.96 1.34 7.8

19.3% Annual rate of return since 1980*
– 22
nd
best return of the entire universe of over 700 U.S. based
stocks that have traded publicly since 1980
$3,418 invested in M&T in 1980 would be worth $1 million today
*CAGR calculated assuming reinvestment of dividends through February 29, 2012.
M&T Bank Corporation… a solid investment
Rank Company Name Industry Annual Return
1 Eaton Vance Corp. Financials 25.1
2 Limited Brands Inc. Consumer Discretionary 23.3
3 Gap Inc. Consumer Discretionary 22.8
4 Progressive Corp. Financials 22.8
5 TJX Cos. Consumer Discretionary 22.6
6 Stryker Corp. Health Care 22.2
7 Wal-Mart Stores Inc. Consumer Staples 21.8
8 Hasbro Inc. Consumer Discretionary 21.6
9 Mylan Inc. Health Care 21.6
10 Precision Castparts Corp. Industrials 21.4
11 Leucadia National Corp. Financials 20.9
12 Raven Industries Inc. Industrials 20.9
13 Valspar Corp. Materials 20.7
14 State Street Corp. Financials 20.3
15 HollyFrontier Corp. Energy 20.3
16 Danaher Corp. Industrials 20.3
17 Berkshire Hathaway Inc. Cl A Financials 20.2
18 Robert Half International Inc. Industrials 19.8
19 Forest Laboratories Inc. Health Care 19.8
20 Family Dollar Stores Inc. Consumer Discretionary 19.4
21 Graco Inc. Industrials 19.4
22 M&T Bank Corp. Financials 19.3

## 2000

| # | Company | TRS |
|---|---|---|
| 1 | TCF Financial | 85% |
| 2 | Commerce | 82% |
| 3 | State Street | 71% |
| 4 | PNC | 70% |
| 5 | MTB | 66% |
| 6 | Charter One | 64% |
| 7 | Northern Trust | 55% |
| 8 | Mellon | 48% |
| 9 | North Fork | 47% |
| 10 | Wells Fargo | 41% |
| 11 | BB&T | 40% |
| 12 | Bank of NY | 40% |
| 13 | Synovus | 39% |
| 14 | Banknorth | 37% |
| 15 | Mercantile | 35% |
| 16 | Old Kent | 34% |
| 17 | Key | 34% |
| 18 | JP Morgan (old) | 34% |
| 19 | Comerica | 32% |
| 20 | Summit Bancorp | 31% |
| 21 | Valley | 30% |
| 22 | National City | 28% |
| 23 | US Bancorp (old) | 27% |
| 24 | Fifth Third | 24% |
| 25 | Citicorp | 24% |
| 26 | FirstMerit | 22% |
| 27 | Bank One | 19% |
| 28 | First Virginia | 16% |
| 29 | Regions | 14% |
| 30 | US Bancorp (Firstar) | 13% |
| 31 | Compass | 12% |
| 32 | Fleet Boston | 12% |
| 33 | National Commerce | 12% |
| 34 | SouthTrust | 12% |
| 35 | Zions | 7% |
| 36 | First Horizon | 6% |
| 37 | Associated | 2% |
| 38 | Old National | -1% |
| 39 | Popular | -3% |
| 40 | Union Planters | -3% |
| 41 | Bank of America | -5% |
| 42 | SunTrust | -6% |
| 43 | Wachovia | -10% |
| 44 | JP Morgan (Chase) | -10% |
| 45 | First Union | -11% |
| 46 | AmSouth | -17% |
| 47 | M&I | -17% |
| 48 | Huntington | -22% |
| 49 | UnionBanCal | -37% |
| 50 | First Security | -40% |

## 2001

| # | Company | TRS |
|---|---|---|
| 1 | UnionBanCal | 63% |
| 2 | Bank of America | 43% |
| 3 | North Fork | 34% |
| 4 | Union Planters | 33% |
| 5 | AmSouth | 30% |
| 6 | First Horizon | 29% |
| 7 | M&I | 27% |
| 8 | SouthTrust | 24% |
| 9 | First Union | 23% |
| 10 | Compass | 23% |
| 11 | Associated | 20% |
| 12 | Commerce | 17% |
| 13 | Wachovia | 16% |
| 14 | Banknorth | 16% |
| 15 | Regions | 14% |
| 16 | Popular | 13% |
| 17 | Huntington | 11% |
| 18 | Summit Bancorp | 11% |
| 19 | First Virginia | 9% |
| 20 | Bank One | 9% |
| 21 | MTB | 9% |
| 22 | Valley | 8% |
| 23 | National City | 6% |
| 24 | FirstMerit | 5% |
| 25 | National Commerce | 5% |
| 26 | Fifth Third | 5% |
| 27 | SunTrust | 2% |
| 28 | Charter One | 1% |
| 29 | US Bancorp (old) | 1% |
| 30 | TCF Financial | 1% |
| 31 | Fleet Boston | 1% |
| 32 | Citicorp | 0% |
| 33 | Mercantile | 0% |
| 34 | Comerica | 0% |
| 35 | BB&T | 0% |
| 36 | Synovus | -5% |
| 37 | US Bancorp (Firstar) | -7% |
| 38 | Key | -9% |
| 39 | Old National | -9% |
| 40 | Old Kent | -12% |
| 41 | Zions | -15% |
| 42 | State Street | -15% |
| 43 | JP Morgan (Chase) | -17% |
| 44 | Wells Fargo | -20% |
| 45 | PNC | -21% |
| 46 | Mellon | -22% |
| 47 | Bank of NY | -25% |
| 48 | Northern Trust | -25% |
| ~~49~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~50~~ | ~~First Security~~ | ~~NA~~ |

## 2002

| # | Company | TRS |
|---|---|---|
| 1 | Wachovia | 20% |
| 2 | Popular | 19% |
| 3 | Regions | 15% |
| 4 | Bank of America | 15% |
| 5 | Charter One | 14% |
| 6 | Compass | 14% |
| 7 | First Virginia | 13% |
| 8 | Huntington | 13% |
| 9 | Commerce | 11% |
| 10 | MTB | 10% |
| 11 | Wells Fargo | 10% |
| 12 | Associated | 10% |
| 13 | North Fork | 8% |
| 14 | Key | 8% |
| 15 | UnionBanCal | 6% |
| 16 | AmSouth | 6% |
| 17 | BB&T | 6% |
| 18 | US Bancorp (Firstar) | 5% |
| 19 | Old National | 4% |
| 20 | SouthTrust | 3% |
| 21 | Valley | 3% |
| 22 | Banknorth | 3% |
| 23 | First Horizon | 2% |
| 24 | Union Planters | -2% |
| 25 | National City | -3% |
| 26 | National Commerce | -3% |
| 27 | Fifth Third | -3% |
| 28 | Bank One | -4% |
| 29 | TCF Financial | -7% |
| 30 | SunTrust | -7% |
| 31 | Mercantile | -10% |
| 32 | M&I | -12% |
| 33 | FirstMerit | -17% |
| 34 | Synovus | -21% |
| 35 | Comerica | -22% |
| 36 | PNC | -22% |
| 37 | Zions | -24% |
| 38 | Citicorp | -24% |
| 39 | State Street | -25% |
| 40 | Mellon | -30% |
| 41 | Fleet Boston | -30% |
| 42 | JP Morgan (Chase) | -31% |
| 43 | Bank of NY | -40% |
| 44 | Northern Trust | -41% |
| ~~45~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~46~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~47~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~48~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~49~~ | ~~First Union~~ | ~~NA~~ |
| ~~50~~ | ~~First Security~~ | ~~NA~~ |

## 2003

| # | Company | TRS |
|---|---|---|
| 1 | Fleet Boston | 88% |
| 2 | JP Morgan (Chase) | 60% |
| 3 | Zions | 59% |
| 4 | Synovus | 53% |
| 5 | UnionBanCal | 50% |
| 6 | Banknorth | 48% |
| 7 | US Bancorp (Firstar) | 45% |
| 8 | M&I | 43% |
| 9 | Bank of NY | 42% |
| 10 | Citicorp | 42% |
| 11 | PNC | 36% |
| 12 | Popular | 36% |
| 13 | SouthTrust | 36% |
| 14 | State Street | 35% |
| 15 | Comerica | 35% |
| 16 | Northern Trust | 34% |
| 17 | AmSouth | 33% |
| 18 | Wachovia | 32% |
| 19 | FirstMerit | 31% |
| 20 | Associated | 31% |
| 21 | Compass | 30% |
| 22 | Wells Fargo | 29% |
| 23 | National City | 29% |
| 24 | SunTrust | 29% |
| 25 | Bank One | 28% |
| 26 | First Horizon | 27% |
| 27 | Mellon | 26% |
| 28 | MTB | 26% |
| 29 | Huntington | 24% |
| 30 | Charter One | 24% |
| 31 | Commerce | 24% |
| 32 | North Fork | 24% |
| 33 | Key | 22% |
| 34 | TCF Financial | 21% |
| 35 | Valley | 20% |
| 36 | Bank of America | 20% |
| 37 | First Virginia | 19% |
| 38 | Mercantile | 18% |
| 39 | National Commerce | 18% |
| 40 | Union Planters | 17% |
| 41 | Regions | 16% |
| 42 | BB&T | 8% |
| 43 | Fifth Third | 3% |
| 44 | Old National | 2% |
| ~~45~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~46~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~47~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~48~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~49~~ | ~~First Union~~ | ~~NA~~ |
| ~~50~~ | ~~First Security~~ | ~~NA~~ |

## 2004

| # | Company | TRS |
|---|---|---|
| 1 | SouthTrust | 36% |
| 2 | Popular | 32% |
| 3 | Charter One | 32% |
| 4 | TCF Financial | 29% |
| 5 | National Commerce | 28% |
| 6 | Compass | 27% |
| 7 | Commerce | 24% |
| 8 | Regions | 23% |
| 9 | Old National | 23% |
| 10 | Bank of America | 22% |
| 11 | Associated | 20% |
| 12 | Key | 20% |
| 13 | M&I | 18% |
| 14 | Wachovia | 17% |
| 15 | Banknorth | 15% |
| 16 | National City | 15% |
| 17 | UnionBanCal | 15% |
| 18 | Mercantile | 15% |
| 19 | Bank One | 14% |
| 20 | Huntington | 14% |
| 21 | Zions | 13% |
| 22 | Comerica | 13% |
| 23 | BB&T | 13% |
| 24 | MTB | 12% |
| 25 | US Bancorp (Firstar) | 10% |
| 26 | North Fork | 10% |
| 27 | JP Morgan (Chase) | 10% |
| 28 | AmSouth | 10% |
| 29 | FirstMerit | 9% |
| 30 | Wells Fargo | 9% |
| 31 | PNC | 9% |
| 32 | Northern Trust | 7% |
| 33 | SunTrust | 6% |
| 34 | Bank of NY | 4% |
| 35 | Fleet Boston | 4% |
| 36 | Valley | 3% |
| 37 | Citicorp | 3% |
| 38 | Synovus | 2% |
| 39 | First Horizon | 1% |
| 40 | Mellon | -1% |
| 41 | Union Planters | -3% |
| 42 | State Street | -4% |
| 43 | Fifth Third | -18% |
| ~~44~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~45~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~46~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~47~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~48~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~49~~ | ~~First Union~~ | ~~NA~~ |
| ~~50~~ | ~~First Security~~ | ~~NA~~ |

## 2005

| # | Company | TRS |
|---|---|---|
| 1 | State Street | 15% |
| 2 | Zions | 13% |
| 3 | Mellon | 13% |
| 4 | PNC | 12% |
| 5 | UnionBanCal | 9% |
| 6 | Northern Trust | 9% |
| 7 | Commerce | 8% |
| 8 | Mercantile | 8% |
| 9 | JP Morgan (Chase) | 6% |
| 10 | AmSouth | 5% |
| 11 | Citicorp | 5% |
| 12 | Wells Fargo | 4% |
| 13 | Wachovia | 4% |
| 14 | BB&T | 3% |
| 15 | MTB | 3% |
| 16 | Bank of America | 2% |
| 17 | Compass | 2% |
| 18 | SunTrust | 2% |
| 19 | Associated | 1% |
| 20 | Key | 1% |
| 21 | Regions | 0% |
| 22 | US Bancorp (Firstar) | 0% |
| 23 | M&I | 0% |
| 24 | Huntington | -1% |
| 25 | Bank of NY | -2% |
| 26 | North Fork | -2% |
| 27 | Synovus | -3% |
| 28 | Comerica | -3% |
| 29 | Valley | -5% |
| 30 | FirstMerit | -5% |
| 31 | National City | -7% |
| 32 | First Horizon | -7% |
| 33 | Old National | -9% |
| 34 | TCF Financial | -13% |
| 35 | Fifth Third | -17% |
| 36 | Banknorth | -18% |
| 37 | Popular | -25% |
| ~~38~~ | ~~Charter One~~ | ~~NA~~ |
| ~~39~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~40~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~41~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~42~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~43~~ | ~~Bank One~~ | ~~NA~~ |
| ~~44~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~45~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~46~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~47~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~48~~ | ~~First Union~~ | ~~NA~~ |
| ~~49~~ | ~~First Security~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

## 2006

| # | Company | TRS |
|---|---|---|
| 1 | Compass | 27% |
| 2 | Bank of NY | 27% |
| 3 | US Bancorp (Firstar) | 26% |
| 4 | Mellon | 26% |
| 5 | JP Morgan (Chase) | 26% |
| 6 | Mercantile | 24% |
| 7 | PNC | 24% |
| 8 | State Street | 23% |
| 9 | Bank of America | 21% |
| 10 | Key | 20% |
| 11 | SunTrust | 20% |
| 12 | Valley | 20% |
| 13 | Citicorp | 20% |
| 14 | Northern Trust | 19% |
| 15 | Synovus | 17% |
| 16 | Wells Fargo | 17% |
| 17 | AmSouth | 17% |
| 18 | Regions | 15% |
| 19 | Banknorth | 15% |
| 20 | M&I | 14% |
| 21 | MTB | 14% |
| 22 | First Horizon | 14% |
| 23 | National City | 14% |
| 24 | Fifth Third | 13% |
| 25 | Wachovia | 12% |
| 26 | Zions | 11% |
| 27 | Associated | 11% |
| 28 | BB&T | 9% |
| 29 | Comerica | 8% |
| 30 | North Fork | 6% |
| 31 | Huntington | 4% |
| 32 | Commerce | 4% |
| 33 | TCF Financial | 1% |
| 34 | FirstMerit | -2% |
| 35 | UnionBanCal | -8% |
| 36 | Old National | -9% |
| 37 | Popular | -12% |
| ~~38~~ | ~~Charter One~~ | ~~NA~~ |
| ~~39~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~40~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~41~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~42~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~43~~ | ~~Bank One~~ | ~~NA~~ |
| ~~44~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~45~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~46~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~47~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~48~~ | ~~First Union~~ | ~~NA~~ |
| ~~49~~ | ~~First Security~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

## 2007

| # | Company | TRS |
|---|---|---|
| 1 | Northern Trust | 28% |
| 2 | Bank of NY | 27% |
| 3 | State Street | 22% |
| 4 | Commerce | 10% |
| 5 | Compass | 9% |
| 6 | Mellon | 5% |
| 7 | Banknorth | 1% |
| 8 | Mercantile | -2% |
| 9 | JP Morgan (Chase) | -7% |
| 10 | US Bancorp (Firstar) | -8% |
| 11 | PNC | -8% |
| 12 | Wells Fargo | -12% |
| 13 | FirstMerit | -12% |
| 14 | Old National | -17% |
| 15 | UnionBanCal | -17% |
| 16 | Bank of America | -19% |
| 17 | Associated | -19% |
| 18 | Synovus | -20% |
| 19 | Valley | -22% |
| 20 | Comerica | -22% |
| 21 | SunTrust | -23% |
| 22 | BB&T | -27% |
| 23 | Wachovia | -30% |
| 24 | MTB | -32% |
| 25 | TCF Financial | -32% |
| 26 | M&I | -32% |
| 27 | Regions | -34% |
| 28 | Huntington | -34% |
| 29 | Fifth Third | -35% |
| 30 | Key | -36% |
| 31 | Popular | -38% |
| 32 | Zions | -42% |
| 33 | Citicorp | -45% |
| 34 | National City | -53% |
| 35 | First Horizon | -54% |
| ~~36~~ | ~~Charter One~~ | ~~NA~~ |
| ~~37~~ | ~~North Fork~~ | ~~NA~~ |
| ~~38~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~39~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~40~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~41~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~42~~ | ~~Bank One~~ | ~~NA~~ |
| ~~43~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~44~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~45~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~46~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~47~~ | ~~First Union~~ | ~~NA~~ |
| ~~48~~ | ~~First Security~~ | ~~NA~~ |
| ~~49~~ | ~~AmSouth~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

## 2008

| # | Company | TRS |
|---|---|---|
| 1 | Commerce | 85% |
| 2 | UnionBanCal | 55% |
| 3 | Old National | 28% |
| 4 | Valley | 17% |
| 5 | FirstMerit | 9% |
| 6 | Wells Fargo | 2% |
| 7 | BB&T | -4% |
| 8 | US Bancorp (Firstar) | -17% |
| 9 | Associated | -18% |
| 10 | Synovus | -19% |
| 11 | TCF Financial | -19% |
| 12 | PNC | -22% |
| 13 | JP Morgan (Chase) | -25% |
| 14 | MTB | -27% |
| 15 | Northern Trust | -31% |
| 16 | First Horizon | -37% |
| 17 | Bank of NY | -40% |
| 18 | Huntington | -44% |
| 19 | M&I | -45% |
| 20 | Zions | -45% |
| 21 | Popular | -49% |
| 22 | SunTrust | -50% |
| 23 | State Street | -51% |
| 24 | Comerica | -51% |
| 25 | Key | -62% |
| 26 | Bank of America | -63% |
| 27 | Regions | -64% |
| 28 | Fifth Third | -66% |
| 29 | Citicorp | -76% |
| 30 | Wachovia | -85% |
| 31 | National City | -89% |
| ~~32~~ | ~~Charter One~~ | ~~NA~~ |
| ~~33~~ | ~~Mellon~~ | ~~NA~~ |
| ~~34~~ | ~~North Fork~~ | ~~NA~~ |
| ~~35~~ | ~~Mercantile~~ | ~~NA~~ |
| ~~36~~ | ~~Banknorth~~ | ~~NA~~ |
| ~~37~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~38~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~39~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~40~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~41~~ | ~~Bank One~~ | ~~NA~~ |
| ~~42~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~43~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~44~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~45~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~46~~ | ~~First Union~~ | ~~NA~~ |
| ~~47~~ | ~~First Security~~ | ~~NA~~ |
| ~~48~~ | ~~Compass~~ | ~~NA~~ |
| ~~49~~ | ~~AmSouth~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

## 2009

| # | Company | TRS |
|---|---|---|
| 1 | Comerica | 50% |
| 2 | First Horizon | 36% |
| 3 | JP Morgan (Chase) | 34% |
| 4 | MTB | 23% |
| 5 | Fifth Third | 19% |
| 6 | State Street | 11% |
| 7 | PNC | 10% |
| 8 | Bank of America | 7% |
| 9 | FirstMerit | 4% |
| 10 | Northern Trust | 3% |
| 11 | TCF Financial | 3% |
| 12 | Bank of NY | 1% |
| 13 | BB&T | -2% |
| 14 | Wells Fargo | -6% |
| 15 | US Bancorp (Firstar) | -9% |
| 16 | Valley | -22% |
| 17 | Old National | -29% |
| 18 | SunTrust | -30% |
| 19 | Regions | -31% |
| 20 | Key | -34% |
| 21 | Associated | -46% |
| 22 | Zions | -47% |
| 23 | Citicorp | -51% |
| 24 | Huntington | -52% |
| 25 | Popular | -56% |
| 26 | M&I | -60% |
| 27 | Synovus | -75% |
| ~~28~~ | ~~Charter One~~ | ~~NA~~ |
| ~~29~~ | ~~Mellon~~ | ~~NA~~ |
| ~~30~~ | ~~North Fork~~ | ~~NA~~ |
| ~~31~~ | ~~Mercantile~~ | ~~NA~~ |
| ~~32~~ | ~~Banknorth~~ | ~~NA~~ |
| ~~33~~ | ~~Commerce~~ | ~~NA~~ |
| ~~34~~ | ~~National City~~ | ~~NA~~ |
| ~~35~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~36~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~37~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~38~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~39~~ | ~~Bank One~~ | ~~NA~~ |
| ~~40~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~41~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~42~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~43~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~44~~ | ~~Wachovia~~ | ~~NA~~ |
| ~~45~~ | ~~First Union~~ | ~~NA~~ |
| ~~46~~ | ~~First Security~~ | ~~NA~~ |
| ~~47~~ | ~~Compass~~ | ~~NA~~ |
| ~~48~~ | ~~AmSouth~~ | ~~NA~~ |
| ~~49~~ | ~~UnionBanCal~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

## 2010

| # | Company | TRS |
|---|---|---|
| 1 | Huntington | 89% |
| 2 | Zions | 89% |
| 3 | Key | 60% |
| 4 | Fifth Third | 52% |
| 5 | SunTrust | 46% |
| 6 | Comerica | 44% |
| 7 | Citicorp | 43% |
| 8 | Popular | 39% |
| 9 | Associated | 38% |
| 10 | MTB | 35% |
| 11 | Regions | 33% |
| 12 | Synovus | 31% |
| 13 | M&I | 28% |
| 14 | US Bancorp (Firstar) | 21% |
| 15 | PNC | 16% |
| 16 | Wells Fargo | 16% |
| 17 | Valley | 12% |
| 18 | TCF Financial | 10% |
| 19 | Bank of NY | 9% |
| 20 | Northern Trust | 8% |
| 21 | State Street | 7% |
| 22 | BB&T | 6% |
| 23 | JP Morgan (Chase) | 2% |
| 24 | FirstMerit | 2% |
| 25 | Old National | -2% |
| 26 | First Horizon | -6% |
| 27 | BAC | -11% |
| ~~28~~ | ~~Charter One~~ | ~~NA~~ |
| ~~29~~ | ~~Mellon~~ | ~~NA~~ |
| ~~30~~ | ~~North Fork~~ | ~~NA~~ |
| ~~31~~ | ~~Mercantile~~ | ~~NA~~ |
| ~~32~~ | ~~Banknorth~~ | ~~NA~~ |
| ~~33~~ | ~~Commerce~~ | ~~NA~~ |
| ~~34~~ | ~~National City~~ | ~~NA~~ |
| ~~35~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~36~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~37~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~38~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~39~~ | ~~Bank One~~ | ~~NA~~ |
| ~~40~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~41~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~42~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~43~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~44~~ | ~~Wachovia~~ | ~~NA~~ |
| ~~45~~ | ~~First Union~~ | ~~NA~~ |
| ~~46~~ | ~~First Security~~ | ~~NA~~ |
| ~~47~~ | ~~Compass~~ | ~~NA~~ |
| ~~48~~ | ~~AmSouth~~ | ~~NA~~ |
| ~~49~~ | ~~UnionBanCal~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

## 2011

| # | Company | TRS |
|---|---|---|
| 1 | US Bancorp (Firstar) | 2% |
| 2 | Old National | 1% |
| 3 | BB&T | -2% |
| 4 | PNC | -3% |
| 5 | Valley | -4% |
| 6 | MTB | -9% |
| 7 | Wells Fargo | -10% |
| 8 | Fifth Third | -11% |
| 9 | State Street | -11% |
| 10 | Key | -12% |
| 11 | Huntington | -19% |
| 12 | JP Morgan (Chase) | -20% |
| 13 | FirstMerit | -20% |
| 14 | Associated | -26% |
| 15 | Northern Trust | -27% |
| 16 | TCF Financial | -29% |
| 17 | First Horizon | -32% |
| 18 | Zions | -33% |
| 19 | Bank of NY | -33% |
| 20 | Regions | -38% |
| 21 | Comerica | -38% |
| 22 | SunTrust | -40% |
| 23 | Citicorp | -44% |
| 24 | Synovus | -45% |
| 25 | Popular | -56% |
| 26 | BAC | -58% |
| ~~27~~ | ~~M&I~~ | ~~NA~~ |
| ~~28~~ | ~~Charter One~~ | ~~NA~~ |
| ~~29~~ | ~~Mellon~~ | ~~NA~~ |
| ~~30~~ | ~~North Fork~~ | ~~NA~~ |
| ~~31~~ | ~~Mercantile~~ | ~~NA~~ |
| ~~32~~ | ~~Banknorth~~ | ~~NA~~ |
| ~~33~~ | ~~Commerce~~ | ~~NA~~ |
| ~~34~~ | ~~National City~~ | ~~NA~~ |
| ~~35~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~36~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~37~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~38~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~39~~ | ~~Bank One~~ | ~~NA~~ |
| ~~40~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~41~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~42~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~43~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~44~~ | ~~Wachovia~~ | ~~NA~~ |
| ~~45~~ | ~~First Union~~ | ~~NA~~ |
| ~~46~~ | ~~First Security~~ | ~~NA~~ |
| ~~47~~ | ~~Compass~~ | ~~NA~~ |
| ~~48~~ | ~~AmSouth~~ | ~~NA~~ |
| ~~49~~ | ~~UnionBanCal~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

## 12 Year

| # | Company | TRS |
|---|---|---|
| 1 | MTB | 147% |
| 2 | US Bancorp (Firstar) | 93% |
| 3 | PNC | 89% |
| 4 | Wells Fargo | 87% |
| 5 | Valley | 56% |
| 6 | BB&T | 44% |
| 7 | State Street | 26% |
| 8 | TCF Financial | 19% |
| 9 | FirstMerit | 13% |
| 10 | JP Morgan (Chase) | -8% |
| 11 | Northern Trust | -8% |
| 12 | Associated | -13% |
| 13 | Comerica | -17% |
| 14 | Old National | -27% |
| 15 | Bank of NY | -35% |
| 16 | Key | -46% |
| 17 | First Horizon | -52% |
| 18 | Huntington | -61% |
| 19 | SunTrust | -64% |
| 20 | Fifth Third | -65% |
| 21 | Bank of America | -66% |
| 22 | Zions | -66% |
| 23 | Regions | -67% |
| 24 | Synovus | -78% |
| 25 | Popular | -87% |
| 26 | Citicorp | -91% |
| ~~27~~ | ~~M&I~~ | ~~NA~~ |
| ~~28~~ | ~~Charter One~~ | ~~NA~~ |
| ~~29~~ | ~~Mellon~~ | ~~NA~~ |
| ~~30~~ | ~~North Fork~~ | ~~NA~~ |
| ~~31~~ | ~~Mercantile~~ | ~~NA~~ |
| ~~32~~ | ~~Banknorth~~ | ~~NA~~ |
| ~~33~~ | ~~Commerce~~ | ~~NA~~ |
| ~~34~~ | ~~National City~~ | ~~NA~~ |
| ~~35~~ | ~~Old Kent~~ | ~~NA~~ |
| ~~36~~ | ~~JP Morgan~~ | ~~NA~~ |
| ~~37~~ | ~~US Bancorp~~ | ~~NA~~ |
| ~~38~~ | ~~Summit Bancorp~~ | ~~NA~~ |
| ~~39~~ | ~~Bank One~~ | ~~NA~~ |
| ~~40~~ | ~~First Virginia~~ | ~~NA~~ |
| ~~41~~ | ~~National Commerce~~ | ~~NA~~ |
| ~~42~~ | ~~SouthTrust~~ | ~~NA~~ |
| ~~43~~ | ~~Union Planters~~ | ~~NA~~ |
| ~~44~~ | ~~Wachovia~~ | ~~NA~~ |
| ~~45~~ | ~~First Union~~ | ~~NA~~ |
| ~~46~~ | ~~First Security~~ | ~~NA~~ |
| ~~47~~ | ~~Compass~~ | ~~NA~~ |
| ~~48~~ | ~~AmSouth~~ | ~~NA~~ |
| ~~49~~ | ~~UnionBanCal~~ | ~~NA~~ |
| ~~50~~ | ~~Fleet Boston~~ | ~~NA~~ |

M&T Bank

Total Returns to Shareholders
(1)
Largest 50 banks by market capitalization as of January 1, 2000
(1)  Total Return To Shareholder from 12/31/1999 to 12/31/2011, as sourced from Barclays Capital and SNL Financial.

2011 Peer Group - Largest 12 Regional Banks
BB&T Corporation
M&T Bank Corporation
Capital One Financial Corporation PNC Financial Services Group, Inc.
Comerica Incorporated Regions Financial Corporation
Fifth Third Bancorp Synovus Financial Corp.
SunTrust Banks, Inc.
Huntington Bancshares Incorporated
Zions Bancorporation
KeyCorp

Reconciliation of GAAP and Non-GAAP Measures
Net Income
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12
$'s in millions
Net income
$268.2 $353.1 $456.7 $573.9 $722.5 $782.2 $839.2 $654.3 $555.9 $379.9 $736.2 $859.5 $206.5
Intangible amortization*
56.1 99.4 32.5 47.8 46.1 34.7 38.5 40.5 40.5 39.0 35.3 37.6 10.2
Merger-related items*
16.4 4.8 - 39.2 - - 3.0 9.1 2.2 36.5 (16.3) (12.8) 1.7
Net operating income
$340.7 $457.3 $489.2 $660.9 $768.6 $816.9 $880.7 $703.8 $598.6 $455.4 $755.2 $884.3 $218.4
Pre-Tax, Pre-Provision
Income
Net Income for EPS
$268.2 $353.1 $456.8 $573.9 $722.5 $782.2 $839.2 $654.3 $555.1 $332.0 $675.9 $781.8 $188.2
Preferred Div., Amort. of Pref. Stock
& Unvested Stock Awards
$0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.8 $47.9 $60.3 $77.7 $18.2
Income Taxes
$154.1 $198.6 $219.2 $276.7 $344.0 $388.7 $392.5 $309.3 $183.9 $139.4 $356.6 $365.1 $102.0
GAAP Pre-tax Income
$422.3 $551.6 $675.9 $850.7 $1,066.5 $1,170.9 $1,231.6 $963.5 $739.8 $519.3 $1,092.8 $1,224.6 $308.4
Provision for credit losses
38.0 103.5 122.0 131.0 95.0 88.0 80.0 192.0 412.0 604.0 368.0 270.0 49.0
Pre-Tax, Pre-Provision Income
$460.3 $655.1 $797.9 $981.7 $1,161.5 $1,258.9 $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $1,494.6 $357.4
Earnings Per Share
Diluted earnings per share $3.24 $3.58 $4.78 $4.95 $6.00 $6.73 $7.37 $5.95 $5.01 $2.89 $5.69 $6.35 $1.50
Intangible amortization*
0.67 1.00 0.34 0.41 0.38 0.30 0.33 0.37 0.36 0.34 0.29 0.30 0.08
Merger-related items*
0.20 0.05 - 0.34 - - 0.03 0.08 0.02 0.31 (0.14) (0.10) 0.01
Diluted net operating
earnings per share
$4.11 $4.63 $5.12 $5.70 $6.38 $7.03 $7.73 $6.40 $5.39 $3.54 $5.84 $6.55 $1.59
Efficiency Ratio
$'s in millions
Non-interest expenses $718.6 $980.6 $961.6 $1,448.2 $1,516.0 $1,485.1 $1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $2,478.1 $639.7
less: intangible amortization 69.6 121.7 51.5 78.2 75.4 56.8 63.0 66.5 66.6 64.3 58.1 61.6 16.8
less: merger-related expenses
26.0 8.0 - 60.4 - - 5.0 14.9 3.5 89.2 0.8 83.7 2.7
Non-interest operating expenses
$623.0 $850.9 $910.1 $1,309.6 $1,440.6 $1,428.3 $1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $2,332.8 $620.2
FTE net interest income
$864.7 $1,175.8 $1,261.6 $1,615.1 $1,751.9 $1,811.6 $1,837.2 $1,871.0 $1,961.6 $2,077.6 $2,291.5 $2,415.6 $627.1
plus:  Other Income
$324.7 $477.5 $512.0 $831.1 $943.0 $949.7 $1,045.9 $933.1 $939.0 $1,048.1 $1,108.1 $1,582.9 $376.7
less: gain/(loss) on sale of securities
(3.1) 1.9 (0.6) 2.5 2.9 1.2 2.6 1.2 34.4 1.2 2.8 150.2 0.0
less: net OTTI losses recognized
- - - - - (29.4) - (127.3) (182.2) (138.3) (86.3) (77.0) (11.5)
less: merger-related gains
- - - - - - - - - 29.1 27.5 64.9 -
Denominator for efficiency ratio
$1,192.5 $1,651.4 $1,774.2 $2,443.7 $2,692.0 $2,789.5 $2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $3,860.5 $1,015.3
Net operating efficiency ratio 52.3% 51.5% 51.3% 53.6% 53.5% 51.2% 51.5% 52.8% 54.4% 56.5% 53.7% 60.4% 61.1%
*Net of tax

Reconciliation of GAAP and Non-GAAP Measures
Average Assets 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12
$'s in millions
Average assets 23,670 $  30,842 $  31,935 $  45,349 $  51,517 $  54,135 $  55,839 $  58,545 $  65,132 $  67,472 $  68,380 $  73,977 $  78,026 $
Goodwill (641)         (1,126)      (1,098)      (2,456)      (2,904)      (2,904)      (2,908)      (2,933)      (3,193)      (3,393)      (3,525)      (3,525)      (3,525)
Core deposit and other
  intangible assets (125)         (196)         (143)         (233)         (201)         (135)         (191)         (221)         (214)         (191)         (153)         (168)         (168)
Deferred taxes 30            56            46            -               -               52            38            24            30            33            29            43            48
Average tangible assets 22,934 $  29,576 $  30,740 $  42,660 $  48,412 $  51,148 $  52,778 $  55,415 $  61,755 $  63,921 $  64,731 $  70,327 $  74,381 $
Average Common Equity
$'s in millions
Average common equity 2,045 $    2,975 $    3,026 $    4,941 $    5,701 $    5,798 $    6,041 $    6,247 $    6,423 $    6,616 $    7,367 $    8,207 $    8,510 $
Goodwill (641)         (1,126)      (1,098)      (2,456)      (2,904)      (2,904)      (2,908)      (2,933)      (3,193)      (3,393)      (3,525)      (3,525)      (3,525)
Core deposit and other
  intangible assets (125)         (196)         (143)         (233)         (201)         (135)         (191)         (221)         (214)         (191)         (153)         (168)         (168)
Deferred taxes 30            56            46            68            76            52            38            24            30            33            29            43            48
Average tangible common equity 1,309 $    1,709 $    1,831 $    2,320 $    2,672 $    2,811 $    2,980 $    3,117 $    3,046 $    3,065 $    3,718 $    4,557 $    4,866 $